EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BriteSmile, Inc. for the 13 and 26 week periods ended September 25, 2004 as filed August 10, 2004 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BriteSmile, Inc.


Date:  November 9, 2004                   /s/ Anthony M. Pilaro
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                                          Anthony M. Pilaro
                                          Acting Chief Executive Officer
                                          (Principal Executive Officer)